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                                                                 Exhibit 10.04

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                        EDUCATION MANAGEMENT CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN

   Pursuant to Section 12.01 of the Education Management Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan"), the Plan is hereby amended as follows, effective as of June 30, 1996:

   1. Section 3.01 is hereby amended by inserting the following at the end thereof:

   Notwithstanding the foregoing, each Eligible Employee of the Employer who is an Eligible Employee on June 30, 1996 and who has completed at least 450 Hours of Service during the first twelve (12) months of his or her employment beginning after January 1, 1995 will become a Participant as of June 30, 1996, without further action on his or her part.

   2. Section 5.04(c) of the Plan is hereby amended by inserting the following at the end thereof:

   Notwithstanding the foregoing, the Employer Securities which were acquired by the Trust with the proceeds of the Exempt Loan to the Trust on October 26, 1989 and which remain in the Suspense Account as of June 28, 1996, shall be released from the Suspense Account as of June 30, 1996, pursuant to the final payment by the Trust with respect to such Exempt Loan.

   3. Section 6.01(b) of the Plan is hereby amended by inserting the following at the end thereof:

   Notwithstanding the foregoing, shares of Company Stock which were acquired by the Trust with the proceeds of the Exempt Loan to the Trust on October 26, 1989, and which are released as provided for in Section 5.04 pursuant to the final payment by the Trust with respect to such Exempt Loan on June 28 1996, shall be allocated to the Company Stock Accounts of Participants on June 30, 1996.

   4. Section 6.02(b) of the Plan is hereby amended by inserting the following at the end thereof:

   With respect to the allocation of shares of Company Stock which were acquired with the proceeds of the Exempt Loan to


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   the Trust on October 26, 1989, and which are released and allocated pursuant to Sections 5.04 and 6.01(b) in connection with the final payment by the Trust with respect to such Exempt Loan on June 28, 1996, Compensation taken into account for purposes of this Section 6.02(b) shall be Compensation earned during the six-month period beginning January 1, 1996 and ending
   June 30, 1996.

   5. Section 6.02(c) of the Plan is hereby amended by inserting the following at the end thereof:

   Notwithstanding the foregoing, with respect to the allocation of shares of Company Stock which were acquired with the proceeds of the Exempt Loan to the Trust on October 26, 1989, and which are released and allocated pursuant to Sections 5.04 and 6.01(b) in connection with the final payment by the Trust with respect to such Exempt Loan on June 28, 1996, a Participant will be entitled to such an allocation if, but only if, (i) the Participant (A) has completed four hundred and fifty (450) Hours of Service during the period beginning January 1, 1996 and ending on June 30, 1996, and (B) is employed by the Employer on June 30, 1996, or is on an authorized leave of absence or is receiving periodic severance payments on such date, or (ii) the Participant has Retired, died or become Permanently disabled during the period beginning January 1, 1996 and ending on June 30, 1996.


                    EXECUTION OF THIRD AMENDMENT TO THE PLAN

   To record the adoption of this Third Amendment to the Plan, the Company has caused its appropriate officers to affix the Company's corporate name and seal hereto this _____ day of _________ 1996.



                                  EDUCATION MANAGEMENT CORPORATION


                                  By:__________________________________

                                  Title:________________________________


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